UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

HORIZON GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37427	47-3574483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 593-8820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02.	Unregistered Sales of Equity Securities

Convertible Note Hedge Transactions

In connection with the public offering of 2.75% Convertible Senior Notes due 2022 (the “Notes”) by Horizon Global Corporation (the “Company”), on January 26, 2017, and in connection with the full exercise of the Notes underwriters’ over-allotment option, on January 27, 2017, the Company entered into convertible note hedge transactions (the “Convertible Note Hedge Transactions”) with respect to its common stock, par value $0.01 per share (the “Common Stock”), with each of JPMorgan Chase Bank, National Association, London Branch, Wells Fargo Bank, National Association and Bank of America, N.A. (collectively, the “Counterparties”), affiliates of three of the underwriters in the Company’s public offering of the Notes and recent public offering of Common Stock. The Company paid an aggregate premium of approximately $29.0 million to the Counterparties for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those contained in the Notes, approximately 5.0 million shares of Common Stock, the same number of shares initially underlying the Notes. The Convertible Note Hedge Transactions are exercisable upon conversion of the Notes and will expire upon the maturity of the Notes, unless earlier exercised or terminated.

The Convertible Note Hedge Transactions are expected to reduce the potential dilution upon conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, in the event that the market price per share of the Common Stock, as measured under the terms of the Convertible Note Hedge Transactions, is greater than the strike price of the Convertible Note Hedge Transactions, which initially corresponds to the conversion price of the Notes. The Convertible Note Hedge Transactions are subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the Notes.

Aside from the initial payment of a premium to the Counterparties under the Convertible Note Hedge Transactions, the Company is not required to make any cash payments to the Counterparties under the Convertible Note Hedge Transactions.

The Convertible Note Hedge Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Convertible Note Hedge Transactions.

Warrants

In addition, concurrently with entering into the Convertible Note Hedge Transactions, on January 26, 2017 and January 27, 2017, the Company separately entered into warrant transactions (the “Warrants”), whereby the Company sold to the Counterparties warrants to acquire, collectively, subject to anti-dilution adjustments, approximately 5.0 million shares of Common Stock at an initial strike price of $29.60 per share. The Company received aggregate proceeds of approximately $21.5 million from the sale of the Warrants to the Counterparties. The Warrants were sold in private placements to the Counterparties pursuant to an exemption from the registration requirements of the Securities Act of 1933 afforded by Section 4(a)(2) of such act.

If the market price per share of the Common Stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants could have a dilutive effect with respect to the Common Stock.

The Warrants are subject to either adjustment or termination upon the occurrence of specified extraordinary events affecting the Company, including merger events and, tender offers and the announcement thereof, as well as nationalization, insolvency or delisting involving the Company. In addition, the Warrants are subject to certain specified additional disruption events that may give rise to a termination of the Warrants, including changes in law, insolvency filings and hedging disruptions.

The Company’s initial payment of a premium to the Counterparties under the Convertible Note Hedge Transactions is partially offset by the receipt of a premium under the Warrants. Upon exercise of the Convertible Note Hedge Transactions, the Company may receive a net share settlement (notwithstanding that the Company settles the Notes in shares of Common Stock), a combination of shares and cash or cash only (where the Company is settling conversions of the Notes in cash only). Settlement upon exercise of the Warrants generally will be in the form of net share settlements, whereby the Counterparties will receive shares of Common Stock with a value equal to the excess of their current market price over the strike price of the Warrants. The Company will not receive any proceeds if the Warrants are exercised.

The Warrants are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Notes or the Convertible Note Hedge Transactions. Holders of the Notes will not have any rights with respect to the Warrants.

The Counterparties and/or certain of their affiliates are lenders under the Company’s asset-based lending facility (the “ABL Facility”) and the Company’s term loan (the “Term B Loan”). Bank of America, N.A. is the agent for the lenders and a lender under the ABL Facility. JPMorgan Chase Bank, N.A. is the administrative agent and lender under the Term B Loan.

The foregoing description of the Convertible Note Hedge Transactions and the Warrants is qualified in its entirety by reference to the full text of the related agreements, which are filed as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

The Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-215178):

1. Underwriting Agreement, dated as of January 26, 2017, by and among the Company and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein;

2. Underwriting Agreement, dated as of January 26, 2017, by and among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein;

3. Indenture, dated as of February 1, 2017, by and between the Company and Wells Fargo Bank, National Association, as Trustee;

4. First Supplemental Indenture, dated as of February 1, 2017, by and between the Company and Wells Fargo Bank, National Association, as Trustee; and

5. Opinions of Jones Day.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 26, 2017, by and among the Company and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein

1.2	Underwriting Agreement, dated as of January 26, 2017, by and among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein

4.1	Indenture, dated as of February 1, 2017, by and between the Company and Wells Fargo Bank, National Association, as Trustee

4.2	First Supplemental Indenture, dated as of February 1, 2017, by and between the Company and Wells Fargo Bank, National Association, as Trustee

5.1	Opinion of Jones Day (Common Stock)

5.2	Opinion of Jones Day (Notes)

10.1	Base Call Option Confirmation, dated as of January 26, 2017, by and between the Company and JPMorgan Chase Bank, National Association, London Branch

10.2	Additional Call Option Confirmation, dated as of January 27, 2017, by and between the Company and JPMorgan Chase Bank, National Association, London Branch

10.3	Base Warrant Confirmation, dated as of January 26, 2017, by and between the Company and JPMorgan Chase Bank, National Association, London Branch

10.4	Additional Warrant Confirmation, dated as of January 27, 2017, by and between the Company and JPMorgan Chase Bank, National Association, London Branch

10.5	Base Call Option Confirmation, dated as of January 26, 2017, by and between the Company and Wells Fargo Bank, National Association

10.6	Additional Call Option Confirmation, dated as of January 27, 2017, by and between the Company and Wells Fargo Bank, National Association

10.7	Base Warrant Confirmation, dated as of January 26, 2017, by and between the Company and Wells Fargo Bank, National Association

10.8	Additional Warrant Confirmation, dated as of January 27, 2017, by and between the Company and Wells Fargo Bank, National Association

10.9	Base Call Option Confirmation, dated as of January 26, 2017, by and between the Company and Bank of America, N.A.

10.10	Additional Call Option Confirmation, dated as of January 27, 2017, by and between the Company and Bank of America, N.A.

10.11	Base Warrant Confirmation, dated as of January 26, 2017, by and between the Company and Bank of America, N.A.

10.12	Additional Warrant Confirmation, dated as of January 27, 2017, by and between the Company and Bank of America, N.A.

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2017	HORIZON GLOBAL CORPORATION

	By:	/s/ David G. Rice
	Name:	David G. Rice
	Title:	Chief Financial Officer

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 26, 2017, by and among Horizon Global Corporation and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein

1.2	Underwriting Agreement, dated as of January 26, 2017, by and among Horizon Global Corporation and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein

4.1	Indenture, dated as of February 1, 2017, by and between Horizon Global Corporation and Wells Fargo Bank, National Association, as Trustee

4.2	First Supplemental Indenture, dated as of February 1, 2017, by and between Horizon Global Corporation and Wells Fargo Bank, National Association, as Trustee

5.1	Opinion of Jones Day (Common Stock)

5.2	Opinion of Jones Day (2.75% Convertible Senior Notes due 2022)

10.1	Base Call Option Confirmation, dated as of January 26, 2017, by and between Horizon Global Corporation and JPMorgan Chase Bank, National Association, London Branch

10.2	Additional Call Option Confirmation, dated as of January 27, 2017, by and between Horizon Global Corporation and JPMorgan Chase Bank, National Association, London Branch

10.3	Base Warrant Confirmation, dated as of January 26, 2017, by and between Horizon Global Corporation and JPMorgan Chase Bank, National Association, London Branch

10.4	Additional Warrant Confirmation, dated as of January 27, 2017, by and between Horizon Global Corporation and JPMorgan Chase Bank, National Association, London Branch

10.5	Base Call Option Confirmation, dated as of January 26, 2017, by and between Horizon Global Corporation and Wells Fargo Bank, National Association

10.6	Additional Call Option Confirmation, dated as of January 27, 2017, by and between Horizon Global Corporation and Wells Fargo Bank, National Association

10.7	Base Warrant Confirmation, dated as of January 26, 2017, by and between Horizon Global Corporation and Wells Fargo Bank, National Association

10.8	Additional Warrant Confirmation, dated as of January 27, 2017, by and between Horizon Global Corporation and Wells Fargo Bank, National Association

10.9	Base Call Option Confirmation, dated as of January 26, 2017, by and between Horizon Global Corporation and Bank of America, N.A.

10.10	Additional Call Option Confirmation, dated as of January 27, 2017, by and between Horizon Global Corporation and Bank of America, N.A.

10.11	Base Warrant Confirmation, dated as of January 26, 2017, by and between Horizon Global Corporation and Bank of America, N.A.

10.12	Additional Warrant Confirmation, dated as of January 27, 2017, by and between Horizon Global Corporation and Bank of America, N.A.